Exhibit No 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into the Company's previously filed Registration Statements Nos. 333-12613, 33-93792, 33-84556, 33-74396,
and 33-59644.



                                                     /s/ Arthur Andersen LLP
                                                         ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 30, 1998

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